                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                                The Barrett Funds
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                                THE BARRETT FUNDS
                           90 PARK AVENUE, 34TH FLOOR
                            NEW YORK, NEW YORK 10016

                                 March 31, 2008

Dear Shareholder:

     The attached proxy statement  describes a proposal  related to the election of Trustees for The Barrett Funds (the "Trust").  The Barrett Growth Fund is the
only  mutual fund within the Trust.  The Trust's  Board has  scheduled a Special
Annual Meeting of Shareholders to be held on May 22, 2008 at which  shareholders will be asked to elect a Board of Trustees  for the Trust,  which  includes  all three of the current Trustees and two additional  nominees for Trustee.  We hope that you will take the time to review the attached  proxy  statement and provide us with your vote on this important issue.

     This proxy statement provides  information that addresses various questions that you may have regarding the nominees to serve on the Board of Trustees,  the voting process and the shareholder meeting generally.  I urge you to confirm the
Board of  Trustees'  recommendation  to elect the slate of Trustees  provided by promptly  completing,  signing  and  returning  the  enclosed  proxy card in the enclosed postage-paid envelope.

     Thank you for your  continued  support of the Barrett  Growth Fund.  If you should have any questions  regarding the proxy materials,  please call toll-free at (877) 363-6333 to speak to a representative who will assist you.

                                       Sincerely,

                                       /s/ Peter H. Shriver
                                       Peter H. Shriver, President

                               BARRETT GROWTH FUND
                                   A SERIES OF
                                THE BARRETT FUNDS
                NOTICE OF SPECIAL ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2008

     A special  annual meeting of the  shareholders  of the Barrett Growth Fund, the only series of The Barrett  Funds (the  "Trust"),  will be held on Thursday,
May 22, 2008 at 9:00 a.m.  Eastern Time at the  principal  offices of the Trust, located at 90 Park Avenue, 34th Floor, New York, New York 10016.

     During  the  Meeting,   or  any   adjournments   thereof  (the  "Meeting"),
shareholders of the Trust will vote upon the following proposals:

     1. To elect a Board of Trustees of the Trust,  which is proposed to consist of the following  individuals:  Gerard E. Jones,  Ronald E. Kfoury,  Rosalind A.
Kochman, Edward M. Mazze, PhD. and Peter H. Shriver.

     2. To vote  upon any other  business  that may  properly  come  before  the
Meeting.

     The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.  You are  entitled to vote at the Meeting if you owned  shares of the
Barrett Growth Fund at the close of business on March 3, 2008. If you attend the
Meeting,  you may vote your shares in person. If you do not expect to attend the
Meeting,  you are  requested  to  complete,  date and sign  the  enclosed  proxy instruction form and return it promptly in the enclosed  postage-paid  envelope.
This notice and the proxy  materials are intended to be mailed on or about March
31, 2008 to shareholders of record on March 3, 2008.

                                       By Order of the Board of Trustees,

                                       /s/ Paula J. Elliott
                                       Paula J. Elliott, Secretary
                                       New York, New York
March 31, 2008

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN YOUR PROXY CARD REGARDLESS OF THE
NUMBER OF SHARES YOU OWN.  VOTING YOUR  SHARES  EARLY WILL HELP  PREVENT  COSTLY
FOLLOW-UP  MAIL  AND  TELEPHONE  SOLICITATIONS.  AFTER  REVIEWING  THE  ATTACHED
MATERIALS,  PLEASE  COMPLETE,  DATE AND SIGN YOUR  PROXY CARD AND MAIL IT IN THE
ENCLOSED  POSTAGE-PAID  ENVELOPE TODAY. YOU MAY ALSO VOTE IN PERSON BY ATTENDING
THE MEETING. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                 PROXY STATEMENT

    What is the Term of Service for Each Trustee and
    How are Vacancies Filled?.................................................8

    How Can I Vote My Shares?.................................................8

    What Will Happen if There are Not Enough Votes to Approve

            PROPOSAL ONE - TO ELECT A BOARD OF TRUSTEES OF THE TRUST

     The Barrett Growth Fund  (hereafter,  the "Fund") is the only series of The
Barrett Funds, a Delaware  statutory  trust  (hereafter,  the "Trust").  You are being asked to elect a Board of Trustees of the Trust (hereafter, the "Board" or
"Trustees").   The  following  information  is  intended  to  addresses  various questions  that you may have  regarding  the  nominees  to serve on the Board of
Trustees,  the voting process and the  shareholder  meeting,  or any adjournment thereof (the  "Meeting").  If you have any questions,  please do not hesitate to call us at (877) 363-6333.

Why Am I Being Asked to Elect a Board of Trustees of the Trust?

     The Board of Trustees is responsible  for supervising the management of the
Fund and serving the needs of Fund  shareholders.  The Investment Company Act of
1940, as amended (the "Investment  Company Act") and related U.S. Securities and
Exchange  Commission  ("SEC") rules contain  provisions  requiring  that certain percentages  of a mutual  fund's board of trustees be made up of members who are independent of the mutual fund within the meaning of Section  2(a)(19) under the
Investment Company Act ("Independent Trustees"). The current law requires that a majority of the Trust's Board must be made up of independent members.

     In addition,  generally no person may serve as a trustee unless that person was  elected  as a  trustee  by the  outstanding  voting  securities  of a fund.
However,  vacancies  occurring  between  such  meetings  may  be  filled  in any otherwise  legal manner if  immediately  after filling any such vacancy at least two-thirds of the trustees  then holding  office shall have been elected to such office by the  holders  of the  outstanding  voting  securities  at an annual or special meeting.

     The Trust's Board of Trustees currently  consists of three persons,  all of whom are  Independent  Trustees.  Two of the three  incumbent  Trustees had been elected by shareholders at a shareholder  meeting held in 2001.  Therefore,  the existing  Trustees  cannot  appoint  any  additional  Trustees  because  of  the two-thirds  rule  described  above.  You are being  asked to elect a five person
Board consisting of the three current  Independent  Trustees plus one additional
Independent Trustee and one additional  interested Trustee. If elected,  four of the five Board members (80%) will be Independent Trustees.

     Trustees  are  selected  on the  basis  of their  professional  experience,
education,   and  their  interest  in,  and  capacity  for   understanding   the
complexities  of, the operation of a mutual fund.  These  individuals  can bring considerable experience to the impartial oversight of a fund's operations.  This
Proxy Statement includes a description of each nominee's background and business experience.

Who is Eligible to Vote?

     The Board of  Trustees  has fixed the close of business on March 3, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the  Meeting.  On the record  date,  the Fund had  1,707,764.967 outstanding shares of beneficial  interest.  Shareholders of record at the close of  business  on the record date will be entitled to cast one vote for each full share and a fractional vote for each  fractional  share they hold on each matter presented at the Meeting.  This Proxy  Statement and the enclosed proxy card are expected to be mailed on or about March 31,  2008 to  shareholders  of record on the record date.

Who is Asking for My Vote?

     The Board of Trustees of the Trust is requesting  your vote on the proposal to elect a Board of Trustees.  The Board has  unanimously  approved the proposal and recommends that you vote in favor of the proposal.

Who are the Nominees?

     Shareholders  are being  asked to elect a Board of  Trustees  of the Trust.
Each  nominee  listed below has  indicated  his or her  willingness  to serve if elected.  Election  of  Trustees  is by a  plurality  vote.  This means that the nominees  receiving  the  largest  number of votes  will be  elected to fill the available  Board  positions.  If a nominee should  withdraw or otherwise  become unavailable for election,  the persons named as proxies will vote for such other nominee  as the  Board of  Trustees  may  recommend.  The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

     Trustees of the Trust. The Trust is governed by a Board of Trustees that is responsible  for  protecting  the  interests of  shareholders.  The Trustees are experienced business persons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund, and review  performance.  The names, age and business  addresses of the incumbent  Trustees of the Trust, and the nominees for Trustee,  Rosalind A.
Kochman and Peter H. Shriver,  together with  information as to their  principal occupations during the past five years, the number of portfolios they oversee in the Trust and other board  memberships they hold, are listed on the chart below.
The address for each officer listed is 90 Park Avenue, New York, New York.

     Mr.  Jones was most  recently  appointed  to the  Board by the  Independent
Trustees of the Trust on August 20, 2003 after serving as Trustee  Emeritus from
December  2000  through  August  2003 and  Independent  Trustee  from the Fund's inception through December 2000. Mr. Kfoury has served as an Independent Trustee since the Fund's  inception,  but was most recently elected by shareholders at a shareholder  meeting held on March 7, 2001. Dr. Mazze was initially appointed to the Board as an  Independent  Trustee on January 9, 2001,  but was most recently elected by  shareholders  at a  shareholder  meeting held on March 7, 2001.  Ms.
Kochman and Mr. Shriver are nominees for election and have not previously served on the Board of  Trustees  of the Trust.  Ms.  Kochman  was  recommended  to the
Nominating  Committee of the Trust by management of the Fund and her credentials and independence were considered by the Committee, which recommended Ms. Kochman to the full  Board  for  submission  to  shareholders  for  election.  The Board
unanimously   approved  the  selection   and   submission  of  the  nominees  to
shareholders  for election.  The Trustees are not required to attend meetings of shareholders, but each Nominee currently intends to attend the Meeting.

Independent Nominees
                                                                                                        # of
                                                                                                        Portfolios
                                                                                                     in Fund
                          Current          Term of Office                                            Complex        Other
                          Position(s)      and Length of    Principal Occupation During Past Five    Overseen by    Directorships
Name, Age, Address        Held with Trust  Time Served      Years                                    Nominee        Held by Nominee

Gerard E. Jones           Trustee and      Indefinite       Independent Trustee of the Trust since   1              Tractor Supply
Age: 71                   Chairman of      Term as          August 2003; Trustee Emeritus of the                    Company
                          the Board        Trustee-         Trust from 2000 to 2003; Independent
                                           8 Years Served   Trustee of the Trust from its
                                           & Two-Year       inception in 1998 to December 2000;
                                           Term as          Adjunct Professor, Vermont Law School;
                                           Chairman - 2     Trustee of The Nature Conservancy of
                                           Years Served     Vermont; Of Counsel, Shipman &
                                                            Goodwin, LLP from June 2001 to April
                                                            2003; Partner, Richards & O'Neil, LLP
                                                            from 1972 through 2001.

Ronald E. Kfoury          Trustee          Indefinite Term  Independent Trustee of the Trust since   1              None
Age: 49                                    8 Years Served   its inception in 1998; Managing
                                                            Director, Arpent (software and
                                                            professional services company) since
                                                            October 2006; Chief Executive Officer
                                                            of Clockware, Inc. (software company)
                                                            from November 2000 through October
                                                            2006.

Rosalind A. Kochman       Nominee for      N/A              Health care consultant and retired       1              Director and
Age:  71                  Trustee                           attorney; prior to 2002, Chief                          Chairman of the
                                                            Executive Officer, Brooklyn Eye                         Board of
                                                            Surgery Center, and Administrator,                      Barrett
                                                            Kochman, Lebowitz & Mogil, MDs                          Opportunity
                                                            (ophthalmic physicians)                                 Fund, Inc.

Edward M. Mazze, PhD.     Trustee          Indefinite Term  Independent Trustee of the Trust since   1              Washington
Age: 67                                    6 Years Served   January 2001; Distinguished University                  Trust Bancorp.,
                                                            Professor of Business Administration,                   Inc.;
                                                            University of Rhode Island since 2006;                  Technitrol,
                                                            Dean, College of Business                               Inc.
                                                            Administration of the University of                     (electronics
                                                            Rhode Island (1998-2006); Director,                     manufacturer)
                                                            Technitrol Inc. since 1985; Director,
                                                            Washington Trust Bancorp. Inc. since
                                                            2000; Honorary Board Member, Delaware
                                                            Valley College of Science and
                                                            Agriculture since 1997.

Interested Nominee
                                                                                                     # of
                                                                                                     Portfolios
                                                                                                     in Fund
                          Current          Term of Office                                            Complex        Other
                          Position(s)      and Length of    Principal Occupation During Past Five    Overseen by    Directorships
Name, Age, Address        Held with Trust  Time Served      Years                                    Nominee        Held by Nominee

Peter H. Shriver*         Nominee for      President -      President of Barrett Associates, Inc.    1              None
Age:  56                  Trustee and      Indefinite       since April 2004, Managing Director
                          President        Term             since 1989.
                                           Since
                                           January
                                           2004

*    Peter H. Shriver is an  "interested  person" of the Fund within the meaning of Section  2(a)(19) of the  Investment  Company Act due to his position as
     President of the Fund's investment adviser.

     The  following  tables  provide  the  dollar  range  of  equity  securities beneficially  owned by the  nominees  for Trustee of the Fund as of December 31,
2007.

Independent Nominees

                                                                              Aggregate Dollar Range of Equity Securities in All
                                   Dollar Range of Equity Securities in the   Registered Investment Companies Overseen by Nominee in
Name of Nominee                    Fund                                       Family of Investment Companies
Gerard E. Jones                    $1-$10,000                                 $1-$10,000
Ronald E. Kfoury                   None                                       None
Rosalind A. Kochman                None                                       None
Edward M. Mazze, Ph.D.             $1-$10,000                                 $1-$10,000

Interested Nominee
                                                                             Aggregate Dollar Range of Equity Securities in All
                                  Dollar Range of Equity Securities in the   Registered Investment Companies Overseen by Nominee in
Name of Nominee                   Fund                                       Family of Investment Companies

Peter H. Shriver                  Over $100,000                              Over $100,000

How Are the Trustees Compensated?

     The Trust does not compensate the Trustees who are officers or employees of the Fund's investment adviser,  Barrett Associates,  Inc. (the "Adviser").  Each
Independent  Trustee  receives an annual  retainer  of $7,500 paid in  quarterly installments  of $1,250 and a one-time  $2,500 fee.  Trustees are reimbursed for travel and other  out-of-pocket  expenses in connection with their attendance at
Board meetings.  The Board holds regular  quarterly  meetings each year, and the
Trustees receive annual compensation from the Trust for serving on the Board and attending  such  meetings.  Neither the Trust nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are  accrued as Trust or Fund  expenses.  During the fiscal  year ended June 30,
2007, there were four regular meetings of the Board of Trustees.

     During  the  fiscal  year ended June 30,  2007,  the  Independent  Trustees received the  following  compensation  from the Trust for serving as Trustees of the Trust:

                                                                    Aggregate
                                                                    Compensation
Name of Trustee                                  Title              from Trust

Gerard E. Jones                                  Trustee            $6,250
Ronald E. Kfoury                                 Trustee            $6,250
Edward M. Mazze, Ph.D.                           Trustee            $6,250

On What Committees do the Trustees Serve?

     Audit Committee. The Trust has an Audit Committee,  which assists the Board of Trustees in  fulfilling  its duties  relating to the Trust's  accounting  and financial reporting practices, and also serves as a direct line of communication between  the  Board of  Trustees  and the  independent  auditors.  The  specific functions  of  the  Audit  Committee  include  recommending  the  engagement  or retention of the independent  auditors,  reviewing with the independent auditors the plan and the  results of the  auditing  engagement,  approving  professional services  provided by the independent  auditors prior to the performance of such services,  considering  the range of audit and  non-audit  fees,  reviewing  the independence of the independent auditors, reviewing the scope and results of the
Trust's  procedures for internal  auditing,  and reviewing the Trust's system of internal accounting controls.

     The Audit Committee is comprised of Messrs. Jones and Kfoury and Dr. Mazze, all of whom are Independent Trustees. Dr. Mazze serves as the chairperson of the
Audit  Committee.  During the fiscal  year ended June 30,  2007,  there were two meetings of the Audit Committee.  All of the members of the Audit Committee were present for the meetings.

     Nominating  Committee.  The Board has a Nominating  Committee  comprised of
Messrs.  Jones and Kfoury and Dr. Mazze,  all of whom are Independent  Trustees.
Mr. Kfoury serves as the chairperson of the Nominating Committee. The Nominating
Committee,   established   by  the  Board  on  September   24,  2007,   has  the
responsibility,  among other  things,  to: (i) identify,  research,  recruit and evaluate candidates for nominations for Board members; (ii) make recommendations and consider shareholder  recommendations for nominations for Board members; and
(iii) make  recommendations  to the full Board for nominations for membership on all  committees,  review all  committee  assignments  annually and  periodically review  the  responsibilities  and need for all  committees  of the  Board.  The
Nominating  Committee did not meet during the last fiscal year since it was just recently established.  A copy of the Nominating Committee Charter is attached to this  proxy  statement  as  Appendix  A,  which  describes  the  qualifications,
qualities  and  skills  that  the  Committee   believes   should  be  met  by  a
Committee-recommended  nominee  for a  position  on the  Trust's  Board  and the
Committee's process for identifying and evaluating nominees for Trustee.

     According to the Nominating  Committee  Charter  approved by the Board, the
Nominating  Committee will consider and review shareholder  recommendations  for nominations to fill vacancies on the Board if such  recommendations are properly submitted to the Committee or the

Trust. In order to recommend a nominee,  a "qualifying  shareholder" (as defined below) should provide a written notice to the  Nominating  Committee  containing
the  following  information:   (a)  the  name  and  address  of  the  qualifying
shareholder making the recommendation; (b) the number of shares of the Fund that are owned of record and  beneficially  by such  qualifying  shareholder  and the length  of  time  that  such  shares  have  been  so  owned  by  the  qualifying shareholder;  (c) a description of all arrangements and  understandings  between such qualifying  shareholder and any other person or persons (naming such person or persons)  pursuant to which the  recommendation  is being made; (d) the name, age,  date of birth,  business  address and  residence  address of the person or persons being  recommended;  (e) the resume or curriculum vitae of the person or persons  being  recommended  and such other  information  regarding  each person recommended by such  qualifying  shareholder as would be required to be included in a proxy  statement  filed  pursuant  to the  proxy  rules  of the SEC had the nominee been  nominated  by the Board;  (f) whether the  shareholder  making the recommendation  believes  the  person  recommended  would  or  would  not  be an
"interested  person"  of the  Trust,  as  defined  in  Section  2(a)(19)  of the
Investment  Company Act; and (g) the written consent of each person  recommended to serve as a trustee of the Trust if so nominated  and  elected/appointed.  The notice  should be sent to the  Nominating  Committee of The Barrett  Funds,  c/o
Paula J. Elliott,  Secretary of the Trust at 90 Park Avenue,  New York, New York
10016,  and the  envelope  containing  the notice  should  indicate  "Nominating
Committee."

     A  "qualifying  shareholder"  who is eligible to recommend a nominee to the
Nominating  Committee is a shareholder that (i) owns of record,  beneficially or through a financial any amount of the Fund's shares, (ii) has been a shareholder the Fund's shares for 12 months or more prior to submitting  the  recommendation to the  Committee,  and  (iii)  provides  a  written  notice  to  the  Committee containing the information above.

     It is the  intention of the  Committee  that the  recommending  shareholder demonstrate  a significant  and long-term  commitment to the Trust and its other shareholders  and that his or her objectives in submitting a  recommendation  is consistent with the best interests of the Trust and all of its shareholders.

     In the event the  Committee  receives a  recommendation  from a  qualifying shareholder  during a time when no vacancy exists or is expected to exist in the near  term  and  the  recommendation  otherwise  contains  all  the  information required,  the Committee shall retain such  recommendation  in its files until a vacancy  exists  or is  expected  to exist in the  near  term and the  Committee commences its efforts to fill such vacancy.

Who are the Officers of the Trust?

     The  executive  officers of the Trust are elected by the Board of Trustees.
Each officer holds the office until  qualification of his or her successor.  The names,  ages  and  principal  occupations  during  the  past  five  years of the executive  officers  of the Trust  are set forth  below.  The  address  for each officer listed,  unless otherwise noted below, is 90 Park Avenue,  New York, New
York 10016.

                                                                                      # of
                            Position(s)       Term of                                 Portfolios in          Other
                            Held              Officer and                             Fund Complex           Directorships
Name, Age,                  With              Length of      Principal Occupation     Overseen by            Held by
Address                     Trust             Time Served    During Past Five Years   Officer                Officer

Peter H. Shriver            President         Indefinite     President of Barrett     1                      None
Age:  56                                      Term           Associates, Inc. since
                                              Since          April 2004, Managing
                                              January        Director since 1989.
                                              2004

Paula J. Elliott            Secretary and     Indefinite     Vice President of        1                      None
Age:  57                    Treasurer         Term           Barrett Associates,
                                              Since          Inc. since 1995.
                                              December       Asst. Treasurer since
                                              1998           July 2004.  Anti-Money
                                                             Laundering Compliance
                                                             Officer from February
                                                             2003 to September 2004
                                                             and Compliance Officer
                                                             from January 2004 to
                                                             September 2004.

Robert J. Milnamow          Vice President    Indefinite     Managing Director and    1                      None
Age:   56                                     Term           Director of Research
                                              Since          of Barrett Associates,
                                              January        Inc. since November
                                              2004           2003; Managing Member
                                                             at Thayer Pond
                                                             Capital, LLC since
                                                             2001 and Senior
                                                             Portfolio Manager at
                                                             Rockefeller & Co. from
                                                             1998-2001.

Todd F. Kuehl               Chief             Indefinite     Vice President, Legg     1                      None
100 Light Street            Compliance        Term Since     Mason Office of the
Baltimore, MD 21202         Officer           October 2006   CCO (since February
Age: 38                                                      2006); Branch Chief,
                                                             Office of Investment
                                                             Company Regulation,
                                                             Division of Investment
                                                             Management, Securities
                                                             and Exchange
                                                             Commission
                                                             (2002-2006); Vice
                                                             President, Deutsche
                                                             Asset Management
                                                             (1998-2002).

What is the Term of Service for Each Trustee and How are Vacancies Filled?

     The Trust's  Agreement and  Declaration of Trust provides that each Trustee shall  serve  during the  continued  lifetime of the Trust until he or she dies, resigns,  is declared  bankrupt or incompetent by the court,  or is removed.  In addition,  any Trustee may resign, or any Trustee may be removed at a meeting of shareholders to the extent  provided by the Investment  Company Act or any rules or  regulations  thereunder.  In case a vacancy shall exist for any reason,  the remaining Trustees will fill such vacancy by appointment of another Trustee. The
Trustees will not fill any vacancy by appointment if,  immediately after filling such vacancy,  less than  two-thirds  of the Trustees then holding  office would have been elected by the shareholders.  If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders,  the Trustees then in office  will call a  shareholders'  meeting  for the purpose of electing
Trustees  to fill  vacancies.  Otherwise,  there will  normally be no meeting of shareholders called for the purpose of electing Trustees.

How Can I Vote My Shares?

     You may vote by mail by simply  signing,  dating,  voting and returning the proxy card in the enclosed postage-paid envelope. You may also vote by attending the meeting in person and voting your shares.

What Will Happen if There are Not Enough  Votes to Approve  the  Election of the
Board of Trustees?

     It is important that shareholders complete and return signed proxy cards to ensure that there is a quorum for the  Meeting.  If we do not receive your proxy card after  several  weeks,  you may be  contacted  by  officers of the Trust or
Barrett  Associates  who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the election of the
Board of  Trustees by the date of the  Meeting,  we may adjourn the Meeting to a later date so that we can continue to seek more votes.

            THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE
                     THE ELECTION OF THE BOARD OF TRUSTEES.

     The  Trustees do not intend to bring any matters  before the Meeting  other than  Proposal  One and no  business  other than the matter  described  above is expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise,  including any question as to an adjournment or postponement of the Meeting,  the persons named on the enclosed  proxy card will vote on such matters in accordance with the views of management.

                             ADDITIONAL INFORMATION

Reports to Shareholders and Financial Statements

     The Fund's last audited  financial  statements and annual  report,  for the fiscal year ended June 30, 2007,  and the  semiannual  report dated December 31,
2007 are  available  upon request and free of charge.  To obtain a copy,  please call the Fund toll-free at (877) 363-6333,  or you may forward a written request to The Barrett Funds,  c/o U.S.  Bancorp Fund  Services,  LLC, 615 East Michigan
Street, Milwaukee, WI 53202.

Ownership of the Fund

     As of March 3, 2008,  the Fund had  1,707,764.967  shares  outstanding  and total net assets of $19,409,094. From time to time, the number of shares held in
"street name"  accounts of various  securities  dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.  To the knowledge of the
Fund's management, as of March 3, 2008, the following entities held beneficially or of record more than 5% of the Fund's outstanding shares.

                                       Number of Shares        Percentage of
     Name and Address of Holder        Beneficially Owned      Fund Ownership
Barry and Sydney Macpherson Trust           181,365               10.62%
New York, NY 10016

Charles Schwab & Co., Inc.*                 94,952                 5.56%
San Francisco, CA 94104

Barrett Associates, Inc. 401k Plan*         97,343                 5.70%
New York, NY 10016

*    Owner of record.

     Additionally,  to the knowledge of the Trust's  management,  as of March 3,
2008, no person owned a controlling  interest (i.e.  more than 25%) in the Fund.
Furthermore,  as of December 31, 2007, each of the principal officers,  Trustees of the Trust and  nominees  for  Trustee  owned less than 1% of the  outstanding shares of the Fund, with the exception of the following:

                                            Number of Shares      Percentage of
    Name of Beneficial Owner                Beneficially Owned    Fund Ownership
    Peter H. Shriver,                              19,579             1.1%
    Nominee for Trustee and President
    of the Trust

     In addition,  as of December 31, 2007, the principal officers,  Trustees of the Trust and nominees for Trustee as a group owned approximately  38,321 shares or 2.21% of the outstanding shares of the Fund.

Voting Information

     You may  attend  the  Meeting  and vote in person or you may  complete  and return the proxy card. Proxy cards that are properly signed,  dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for
Proposal One,  your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don't specify a vote for Proposal One, your shares will be voted FOR  Proposal  One.  You may revoke your proxy at any time before it is voted by: (1) delivering a written  revocation to the Secretary of the Fund; (2)
forwarding to the Fund a later-dated  proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.

Solicitation of Proxies

     The cost of soliciting  proxies will be borne by the Fund,  which will also reimburse  brokerage  firms and others for their  expenses in  forwarding  proxy material to the beneficial  owners and soliciting them to execute  proxies.  The
Fund expects  that the  solicitation  will be  primarily  by mail,  but also may include telephone  solicitations.  In addition to solicitations by mail, some of the executive  officers and  employees of the Trust and/or the Adviser,  without extra compensation,  may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers

     The Fund expects  that,  before the Meeting,  broker-dealer  firms  holding shares of the Fund in "street  name" for their  customers  will  request  voting instructions from their customers and beneficial owners.

Quorum and Voting Requirement

     Thirty-three  and  one-third  percent  (33-1/3%)  of the shares  present in person or represented by proxy and entitled to vote at a  shareholder's  meeting constitutes a quorum. Proxies returned abstaining from voting will be counted as shares present and entitled to vote for the purpose of  determining  whether the required  quorum of shares  exists.  Proxies  returned for shares that represent
"broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which: (i)
instructions  have not been  received  from the  beneficial  owners  or  persons entitled  to vote;  and (ii) the broker or nominee  does not have  discretionary voting  power on a  particular  matter),  and shares  whose  proxies  reflect an abstention  on any item are all counted as shares  present and  entitled to vote for  purposes of  determining  whether  the  required  quorum of shares  exists.
Election of Trustees requires a plurality vote and,  therefore,  abstentions and broker non-votes have no effect on the proposal.

Shareholder Proposals and Communications

     The Fund is not required  to, and does not intend to, hold  regular  annual meetings  of  shareholders.  Shareholders  who  wish  to  submit  proposals  for consideration  for  inclusion in a proxy  statement  for any future  meetings of shareholders  should send their written proposals to The Barrett Funds, c/o U.S.
Bancorp Fund Services,  LLC, 615 East Michigan Avenue,

                                       10

Milwaukee,  WI 53202,  so they are received within a reasonable time before such meeting in order to be included in the proxy materials relating to that meeting.
A shareholder proposal may be presented at a future meeting of shareholders only if the  proposal  concerns a matter that may be properly  brought at the meeting under  applicable  federal  proxy  rules,  state law and the  Trust's  governing instruments.  Submission of a proposal by a shareholder  does not guarantee that the proposal  will be included in the Fund's proxy  statement  presented at such meeting.

     Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board,  Mr. Gerard E. Jones,  c/o the Secretary of the
Trust,  Paula J.  Elliott,  at 90 Park  Avenue,  New York,  New York 10016.  The
chairperson  of the Board will  relay  shareholder  communications  to the other
Board members.

                             OTHER FUND INFORMATION

Investment Adviser

     Barrett  Associates,  Inc., the Fund's investment adviser, is located at 90
Park Avenue, 34th Floor, New York, New York 10016.

Distributor

     Legg Mason Investors Services,  LLC, the Fund's distributor,  is located at
100 Light Street, Baltimore, Maryland 21202.

Administrator

     U.S. Bancorp Fund Services,  LLC, the Fund's  administrator,  is located at
615 East Michigan Street, Milwaukee, WI 53202.

                          INDEPENDENT PUBLIC ACCOUNTANT

     Selection of Auditors.  The Audit Committee and the Board have selected the firm of Tait,  Weller & Baker  LLP  ("TWB")  as  auditors  for the Trust for the current fiscal year.  During the last two fiscal years,  the Audit Committee did not  approve  any  services  provided by TWB  pursuant  to  2-01(c)(7)(i)(C)  of
Regulation  S-X. In  addition,  there were no  audit-related,  tax or other fees required  to be  pre-approved  by the  Audit  Committee  pursuant  to  paragraph
(c)(7)(ii)  of Rule 2-01 of  Regulation  S-X during the two most  recent  fiscal years.

     Representatives  of TWB are not expected to be present at the Meeting,  but will  have  the  opportunity  to make a  statement  if they  wish,  and  will be available to respond to any appropriate questions.

     Audit Fees.  The  aggregate  fees billed by TWB for  professional  services rendered by TWB for the audit of the Trust's annual financial statements and for review of financial  statements  included in the Trust's  annual  report and for services  that are normally  provided by TWB in  connection  with  statutory and regulatory  filings or engagements were $12,500 and $13,000 for the fiscal years ended June 30, 2006 and June 30, 2007, respectively.

     Audit-Related  Fees.  The  aggregate  fees billed by TWB for  assurance and related services that were reasonably related to the performance of the audit or review of the Trust's  financial  statements,  which were not reported  directly above,  were $0 and $0 for the fiscal  years  ended  June 30,  2006 and June 30,
2007, respectively.

                                       11

     Tax  Fees.  The  aggregate  fees  billed by TWB for  professional  services rendered by TWB for tax compliance,  tax advice and tax planning were $1,500 and
$2,000 for the fiscal years ended June 30, 2006 and June 30, 2007, respectively.

     All Other Fees.  The aggregate fees billed by TWB for products and services provided by TWB, other than the services  reported above, were $0 and $0 for the fiscal years ended June 30, 2006 and June 30, 2007, respectively.

     Aggregate  Non-Audit  Fees. The aggregate  non-audit fees billed by TWB for services  rendered  to the  Fund,  the  Adviser,  and  any  entity  controlling, controlled  by, or under common  control with the Adviser that provides  ongoing services  to the Fund,  were $0 and $0 for the fiscal  years ended June 30, 2006 and June 30, 2007, respectively.

     The Audit  Committee of the Trust was not required to consider  whether the provision of non-audit services that were rendered to the Adviser and any entity controlling,  controlled  by, or under  common  control  with the  Adviser  that provides  ongoing  services to the Fund that were not  pre-approved  pursuant to paragraph  (c)(7)(ii)  of  Rule  2-01  of  Regulation  S-X  is  compatible  with maintaining TWB's independence.

     Pre-Approval Policies and Procedures.  The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding  pre-approval policies and procedures.

     To carry out its purposes,  the Committee  shall have the following  duties and powers:

o    to approve on an annual  basis,  prior to  appointment,  the  engagement of independent  auditors to audit and to provide  their opinion on the Trust's
     financial   statements,   to  recommend  to  those  trustees  who  are  not
     "interested  persons"  (as that term is defined in Section  2(a)(19) of the
     Investment  Company Act) the  selection,  retention or  termination  of the
     Trust's independent  auditors and, in connection  therewith,  to review and evaluate matters potentially affecting the independence and capabilities of the independent auditors.

o    to approve on an annual basis, prior to appointment,  the engagement of the independent  auditors to provide  other  audit  services to the Trust or to provide  permitted  non-audit  services  to the Trust,  the  Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides  ongoing  services to the Trust,  if the  engagement  relates directly to the operations and financial reporting of the Trust.

o    to review and approve  the fees  proposed to be charged to the Trust by the independent auditors for each audit and non-audit service.

                                       12

o    to establish,  if deemed  necessary or  appropriate  as an  alternative  to
     Committee  pre-approval  of services as required by paragraphs  (b) and (c)
     above,  policies and procedures to permit such services to be  pre-approved by other means,  such as by action of a designated member or members of the
     Committee, subject to subsequent Committee review and oversight.

o    to receive  and  consider  reports  from the  Trust's  independent  auditor regarding:  (i) all critical accounting policies and practices of the Trust to be used;  (ii) all  alternative  accounting  treatments for policies and practices  related to material  items that have been  discussed  with Trust
     management,   including  the  potential   ramifications  of  use  of  those
     treatments  and  disclosures  and the  treatment  preferred by the auditor;
     (iii) any  material  written  communications  between the auditor and Trust management;  and (iv) all non-audit  services provided to any entity in the
     Trust's  investment  company  complex  that  were not  pre-approved  by the
     Committee or pursuant to pre-approval  policies and procedures  established by the Committee and associated fees.

                                       By Order of the Board of Trustees,

                                       /s/ Paula J. Elliott
                                       Paula J. Elliott, Secretary
                                       New York, New York
                                       March 31, 2008

                                       13

                                                                      APPENDIX A

                                The Barrett Funds

                          Nominating Committee Charter

     This Charter has been adopted by the Board of Trustees (the "Board") of The
Barrett  Funds  (the  "Fund") to govern the  Fund's  Nominating  Committee  (the
"Committee"), which shall have the purposes, goals, responsibilities,  authority and specific powers described herein.

I.       The Committee

     The  Committee  is a  committee  of, and  established  by,  the Board.  The
Committee  consists of such number of members as set by the Board,  from time to time,  and its  members  shall be  appointed  by the Board.  Each  member of the
Committee shall serve until the member's  resignation,  retirement or removal by the Board,  or until the member's  successor  shall be appointed.  The Committee shall be comprised entirely of "independent" members, which for purposes of this
Charter  shall mean  members who are not  "interested  persons" (as that term is defined in Section  2(a)(19) of the  Investment  Company Act of 1940, as amended
(the "1940 Act")) of the Fund (together,  "Independent Board members"). A member of the  Committee  shall be  selected  by the Board to serve as the  Committee's chairperson.  The  Committee  may  delegate  any portion of its  authority  to a subcommittee comprised solely of its members.

II.      Meetings

     The Committee  shall meet as often as it deems  appropriate.  The Committee may meet either on its own or in  conjunction  with  meetings of the Board.  The
Committee  may invite  members of  management,  counsel,  advisers and others to attend its meetings, as and when the Committee deems appropriate.  A majority of the members of the Committee  shall  constitute a quorum for the  transaction of business  at any  meeting of the  Committee.  The  action of a  majority  of the members of the Committee present at a meeting at which a quorum is present shall be  the  action  of the  Committee.  The  Committee  may  meet  in  person,  via videoconference  or via telephone  conference,  and a majority of the members of the Committee may act by written consent,  to the extent permitted by applicable law and by the Fund's by-laws.  In the event of any  inconsistency  between this
Charter and the Fund's  organizational  documents,  the provisions of the Fund's organizational documents shall be given precedence.

III.     Nominating Responsibilities

A.   The Committee shall: (1) evaluate,  from time to time, the appropriate size of the Board,  and  recommend  any  increase or decrease in the size of the
     Board; (2) recommend any changes in the composition (including the relative relationship of interested to Independent Board members) of the Board so as to best reflect the objectives of the 1940 Act, the Fund and the Board; (3)
     establish  formal or  informal  processes  for  developing  candidates  for
     Independent  Board members and for the  conducting of searches with respect thereto; and (4) recommend to the incumbent Independent Board members (a) a slate of  Independent  Board  members  to be  elected  at Fund  shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the
     Board, where and when appropriate. The Committee shall determine whether it may be appropriate to add individuals  with different  backgrounds or skill sets from those already  represented  on the Board.  The Committee may seek suggestions for candidates for nomination as Independent Board members from any persons or sources the Committee deems appropriate.

                                       14

B.   The  Committee   shall  identify,   research,   recruit  and  evaluate  the
     qualifications of candidates for nomination as Independent Board members to serve on the Board,  and shall make  recommendations  with respect thereto.
     Persons  selected must be  independent  in terms of both the letter and the spirit of the 1940 Act, and the rules, regulations and forms under the 1940
     Act.  With  respect  to  any  Independent  Board  member  candidates,   the
     Committee,  in consultation with counsel, shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence,  such as business, financial or family relationships with the
     Fund's investment  advisor (the "Advisor"),  employees or service providers of the Fund.

C.   The Committee  shall also  evaluate  candidates'  qualifications,  and make recommendations  to the full Board, for positions as interested  members on the Board.

D.   The  Committee  shall  recommend  to the  Board a  successor  to the  Board
     Chairman when a vacancy occurs in that position.

E.   The Committee shall review shareholder  recommendations  for nominations to fill vacancies on the Board if such  recommendations are properly submitted to the Committee or the Fund. The Committee shall adopt policies  regarding its procedures  for  considering  candidates  for the Board,  including any candidates  recommended by shareholders  (such policies are attached hereto as Exhibit A).

F.   The Committee shall consider and recommend to the Independent Board members or the full Board,  as  appropriate,  procedures for  implementing  changes required  by  statute,  regulatory  bodies  and  case law  relating  to the nomination, election or solicitation process with regard to the election of trustees.

IV.      Authority

A.   The  Committee  shall  have the  resources  and  authority  appropriate  to discharge  its  responsibilities,  including  authority  to retain  special counsel and other  advisers,  experts or  consultants at the expense of the
     Fund.

B.   The  Committee  shall  report  its  activities  to the  Board and make such recommendations as the Committee may deem necessary or appropriate.

C.   The Committee  shall review this Charter as deemed  necessary and recommend any changes to the full Board.

                                   * * * * * *

Adopted:  September 24, 2007

                                       15

                                                                       Exhibit A

                                THE BARRETT FUNDS

                              NOMINATING COMMITTEE

                       STATEMENT OF POLICY AND PROCEDURES

                         FOR CONSIDERING CANDIDATES FOR

                              THE BOARD OF TRUSTEES

     The Nominating  Committee (the  "Committee")  of the Board of Trustees (the
"Board") of The Barrett Funds (the "Fund") has adopted this  Statement of Policy and  Procedures to  memorialize  its views as to: (i) the criteria for selecting nominees to serve as Trustees of the Fund, and (ii) the  appropriate  procedures for  shareholders  of the Fund to submit  recommendations  to the  Committee for candidates for the Board.

     In the event that a vacancy to be filled  occurs or is expected to occur on the Board,  subject to the conditions and procedures described more fully below, the Committee shall consider and review  recommendations  for candidates to fill such vacancy made by current  Board  members that are not  "interested  persons"
("Independent  Board members") and Fund management (when and as may be requested by the Committee),  as well as  recommendations  by Qualifying  Shareholders (as described  below)  that  are  submitted  in  writing  and are  addressed  to the
Committee at the Fund's offices.

         Criteria for Selecting Board Nominees

     In considering the qualifications of a potential  candidate,  the Committee shall generally consider such candidate's  educational  background,  business or professional  experience,  and reputation.  In addition,  the following  minimum qualifications  shall apply with respect to a candidate for Board  membership as an Independent Board member:

     1. Such candidate shall be independent from  relationships  with the Fund's investment advisor (the "Advisor") and other principal service  providers,  both within  the  explicit  terms  and  the  spirit  of  the  statutory  independence requirements specified under the Investment Company Act of 1940, as amended (the
"1940 Act").

     2. Such candidate shall  demonstrate an ability and willingness to make the considerable time commitment,  including personal  attendance at Board meetings, believed necessary to function effectively as a Board member.

     3. Such candidate shall demonstrate personal integrity.

     4. Such candidate shall not have any relationships that might impair his or her independence in serving on the Board,  such as any business,  financial,  or family  relationships  with Fund management,  the Fund's investment  advisor and sub-advisors, Fund service providers, or their affiliates.

     5. The  nomination of the person should be consistent  with Fund policy and applicable  laws and  regulations  regarding  the number and  percentage  of the
Independent Trustees on the Board.

     6. Such candidate  should, to the best of the Committee's  knowledge,  have the ability to apply sound and  independent  business  judgment and would act in the best interests of the Fund and its shareholders.

 The Committee will also consider:

     1. The person's judgment,  skill, diversity, and experience with investment companies and other  organizations of comparable purpose,  complexity,  and size and subject to similar legal restrictions and oversight.

     2. Whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Fund.

     3. The contribution  that the person can make to the Board and the Fund, in conjunction  with the other  Trustees,  with  consideration  being  given to the person's  business and  professional  experience,  the interplay of the person's experience  with the  experience  of other  Trustees,  education  and such other factors as the Committee may consider relevant.

     4. Whether or not the person serves on the boards of directors/trustees, or is otherwise affiliated with, competing financial service organizations or those organizations' fund complexes.

Procedures for Submitting Recommendations to the Committee for Trustee Nominees

     The Committee shall consider  recommendations  for Independent Board member nominees  submitted  to  it  by  current  Independent  Board  members  and  Fund management (when and as may be requested by the Committee).  The Committee shall also consider recommendations for Independent Board member nominees submitted to it by Qualifying  Shareholders,  so long as such  recommendations  are presented
with   appropriate   background   material   concerning  the  candidate,   which
demonstrates  the  candidate's  ability  to  serve  as a  Trustee  of the  Fund, including as an Independent  Board member,  in accordance  with the criteria set forth above.

     A Qualifying  Shareholder  is a shareholder  that:  (i) owns of record,  or beneficially through a financial intermediary,  any amount of the Fund's shares;
(ii) has been a shareholder  of the Fund's shares for 12 months or more prior to submitting the  recommendation  to the  Committee;  and (iii) provides a written notice to the Committee containing the following information:

     1.   The  name  and  address  of  the  Qualifying  Shareholder  making  the recommendation;

     2.   The  number  of  shares  of the Fund  that are  owned  of  record  and beneficially  by such Qualifying  Shareholder,  and the length of time that such shares have been so owned by the Qualifying Shareholder;

     3.   A description of all  relationships,  arrangements and  understandings between such Qualifying  Shareholder  and any other person(s)  (naming such person(s)) pursuant to which the recommendation is being made;

     4.   The name, age, date of birth,  business address and residence  address of the person(s) being recommended;

     5.   The resume or curriculum vitae of the person(s) being  recommended and such other  information  regarding  each  person  recommended  by such
          Qualifying  Shareholder as would be required to be included in a proxy statement  filed  pursuant  to the proxy rules of the  Securities  and
          Exchange Commission had the nominee been nominated by the Board;

     6.   Whether the shareholder making the recommendation  believes the person recommended would or would not be an "interested  person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and

     7.   The  written  consent to serve as a Trustee of the Fund of each person recommended if so nominated and elected/appointed.

     It is the  intention  of the  Committee  that the  recommending  Qualifying
Shareholder  demonstrate  a  long-term  commitment  to the  Fund  and its  other
shareholders   and  that  the   shareholder's   objectives   in   submitting   a
recommendation  is consistent with the best interests of the Fund and all of its shareholders.

     In the event the  Committee  receives a  recommendation  from a  Qualifying
Shareholder  during a time when no vacancy exists or is expected to exist in the near  term  and  the  recommendation  otherwise  contains  all  the  information required,  the Committee shall retain such  recommendation  in its files until a vacancy  exists  or is  expected  to exist in the  near  term and the  Committee commences its efforts to fill such vacancy.

                                   * * * * * *
                              [FORM OF PROXY CARD]

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                              VOTE YOUR PROXY TODAY

                          To vote by Mail
                            1)  Read the Proxy Statement.
                            2)  Check the appropriate boxes on the reverse side.
                            3)  Sign and date the Proxy card.
                            4)  Return the Proxy card in the envelope provided.

                                      PROXY

                                THE BARRETT FUNDS
               SPECIAL ANNUAL SHAREHOLDERS' MEETING - MAY 22, 2008

The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints Angella  Blackwood,  Paula J. Elliott and Daniel B. Willey, and each of them, as proxies of the undersigned  with full power of substitution to vote all shares of the Barrett  Growth Fund (the  "Fund"),  a series of The Barrett Funds
(the "Trust")  that the  undersigned  is entitled to vote at the Fund's  Special
Annual Shareholders'  Meeting (the "Meeting") to be held at 90 Park Avenue, 34th
Floor,  New York,  New York 10016 at 9:00 a.m.,  Eastern  time, on May 22, 2008, including any postponements or adjournments  thereof, upon the matters set forth on the reverse side,  and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including matters related to the conduct, adjournment or postponement of the Meeting.

The Board of Trustees  of the Trust  solicits  this  proxy.  It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted
FOR the election of the Trust's  nominees to the  position of Trustee  (Proposal
1). If any other  matters  properly  come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

             You are  urged  to date  and  sign  this  proxy  and  return  it promptly.  This will save the  expense of  follow-up  letters to shareholders who have not responded.

                      Date________________________

             Signature(s) (if held jointly)           (Sign in the box)

             ________________________________________________
             Sign your name exactly as it appears in the  registration on the proxy card.  If the shares are held  jointly,  either  party may sign, but the name of the party signing  should conform  exactly to the name  shown in the  registration  on the proxy  card.  If signing  is by  attorney,  executor,  administrator,  trustee or guardian, please print your full title below your signature.

             Please mark your vote on the reverse side of this card.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

     Please fill in box as shown using black or blue ink or number 2 pencil /X/
     PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

                                          ------------- ------------- --------
                                          FOR election    WITHHOLD
                                             of all      votes from   FOR All
                                            Nominees    all Nominees  Except*
                                          ------------- ------------- --------
                                             /__/           /__/       /__/

1.   Proposal: Election of Trustees

     (01) Gerard E. Jones (02) Ronald E. Kfoury (03)  Rosalind A.  Kochman
     (04)Edward M. Mazze, Ph.D. (05) Peter H. Shriver

     *INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,
     WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ___________________________________________________________________________

               Please date and sign the reverse side of this card.